                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                     October 15, 1997 (September 30, 1997)

                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                     (formerly known as C-TEC CORPORATION)

             (Exact name of registrant as specified in its charter)

       Pennsylvania                0-11053                  23-2093008
(State or other jurisdiction    (Commission               (IRS Employer
    of incorporation)            File Number)           Identification No.)

                    105 Carnegie Center, Princeton, NJ 08540
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (609) 734-3700

         (Former name or former address, if changed since last report).
                               C-TEC CORPORATION

Item 2.  Acquisition or Disposition of Assets

On September 30, 1997, the Company distributed 100 percent of the outstanding shares of common stock of its wholly-owned subsidiaries, RCN Corporation ("RCN") and Cable Michigan, Inc. ("Cable Michigan") to holders of record of the Company's Common Stock ("Common Stock") and the Company's Class B Common Stock ("Class B Stock") as of the close of business on September 19, 1997 (the "Distribution") in accordance with the terms of a Distribution Agreement dated September 5, 1997 (the "Distribution Agreement") among the Company, RCN Corporation and Cable Michigan. In connection with the Distribution, the Company, RCN and Cable Michigan also entered into a Tax Sharing Agreement dated September 5, 1997 (the "Tax Sharing Agreement"). The Distribution Agreement and the Tax Sharing Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, or are incorporated herein by reference. Shares of RCN and Cable Michigan common stock trade on the NASDAQ Stock Market under the ticker symbols RCNC and CABL, respectively.

Additionally, at the Company's annual shareholders' meeting on October 1, 1997, the shareholders approved an amendment to C-TEC's Articles of Incorporation, as amended, to effect a two for three reverse stock split (the "Reverse Stock Split") of the Common Stock and the Class B Common Stock. The Reverse Stock Split was effective as of the close of business on October 9, 1997. Pursuant to the Reverse Stock Split, every three shares of Common Stock were converted into two shares of Common Stock and every three shares of Class B Stock were converted into two shares of Class B Stock.

As part of the Company's restructuring, the Company changed its name to Commonwealth Telephone Enterprises, Inc.(from C-TEC Corporation) and its ticker symbols on The NASDAQ Stock Market were changed to CTCO for Common Stock (from
CTEX) and to CTCOB for Class B Stock (from CTEXB).

Also as part of the restructuring, the Company's Board of Directors amended and restated the Company's Bylaws.

As part of its restructuring, the Company currently intends to issue equity or equity-linked securities in the amount of approximately $75 - 100 million within one year of the Distribution. The issuance may be pursuant to an offering or in connection with another transaction.

The Yee Family Trusts, as holders of the Company's Preferred Stock, Series A and Preferred Stock, Series B, have recently commenced an action against the Company, its Board of Directors, RCN Corporation and Cable Michigan, Inc. in the Superior Court of New Jersey. The complaint alleges that the Company's restructuring constitutes a fraudulent conveyance and alleges breaches of contract and fiduciary duties in connection with the restructuring. The plaintiffs are seeking to set aside the alleged fraudulent conveyance and unspecified monetary damages. The Company believes this lawsuit is without merit and intends to contest this action vigorously.

Under the now-completed restructuring, RCN Corporation consists of the Company's high-growth, bundled residential voice, video and Internet access operations in the Boston to Washington, D.C. corridor, its existing New York, New Jersey and Pennsylvania cable television operations, a portion of its long-distance operations and its international investments in Mexico. Cable Michigan, Inc. consists of the Company's Michigan cable operations, including its 62% ownership interest in Mercom, Inc. (OTC: MEEO). Commonwealth Telephone Enterprises, Inc. consists of the Company's rural Pennsylvania telephone operations, its engineering and consulting business, its competitive local phone operations and certain other operations.

Item 7.  Financial Statements and Exhibits

  (b) Financial Information

  1.  Condensed Consolidated Statements of Operations for the Six   Months Ended
  June 30, 1997 and for the Years Ended December 31, 1996, 1995 and 1994.

  2.  Condensed Consolidated Balance Sheet at June 30, 1997.

  (c) Exhibits

  3.1 Amendment to Articles of Incorporation of the Company to effect name change.
  3.2 Amendment to Articles of Incorporation of the Company to effect Reverse Stock Split.
  3.3 Amended and Restated Bylaws of the Company.

 10.1 Distribution Agreement dated September 5, 1997 among C-TEC Corporation, Cable Michigan, Inc. and RCN Corporation is incorporated herein by reference to Exhibit 1 to Schedule 13D filed by Cable Michigan, Inc. in respect of the Common Stock of Mercom, Inc. dated October 10, 1997 (Commission File No. 5-40465).

 10.2 Tax Sharing Agreement dated September 5, 1997 by and among C-TEC Corporation, Cable Michigan, Inc. and RCN Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              C-TEC Corporation

                              By:    \s\ Bruce C. Godfrey
                                 --------------------------
                              Name:  Bruce C. Godfrey
                              Title: Executive Vice President
                                     and Chief Financial Officer


Date: October 15, 1997
      -----------------

  ITEM 7. FINANCIAL STATEMENTS

                                                            COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                                                                Condensed Consolidated Statements of Operations
                                                                (Dollars in Thousands Except Per Share Amounts)
                                                                                  (Unaudited)

                                                                     For the six months ended June 30, 1997
                                                                         CTCO            OTHER           TOTAL
                                                                ------------------------------------------------
SALES                                                                   $73,166         $19,917         $93,083
COSTS & EXPENSES, EXCLUDING DEPRECIATION AND AMORTIZATION                33,349          22,569          55,918
DEPRECIATION AND AMORTIZATION                                            14,248             515          14,763
                                                                ------------------------------------------------
OPERATING INCOME (LOSS)                                                  25,569          (3,167)         22,402
INTEREST AND DIVIDEND INCOME                                              1,702              64           1,766
INTEREST EXPENSE                                                         (4,133)              -          (4,133)
OTHER INCOME (EXPENSE), NET                                                (171)          1,217           1,046
                                                                ------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES             22,967          (1,886)         21,081
PROVISION (BENEFIT) FOR INCOME TAXES                                      9,450            (219)          9,231
                                                                ------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   EQUITY IN UNCONSOLIDATED ENTITIES                                     13,517          (1,667)         11,850
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES                                   -           1,221           1,221
                                                                ------------------------------------------------
INCOME (LOSS) FROM CONTINUING  OPERATIONS                                13,517            (446)         13,071
(LOSS) ON DISPOSAL OF DISCONTINUED OPERATIONS                                 -          (9,675)         (9,675)
(LOSS) FROM DISCONTINUED OPERATIONS                                           -         (22,694)        (22,694)
                                                                ------------------------------------------------
NET INCOME (LOSS)                                                       $13,517        ($32,815)       ($19,298)
                                                                ================================================

EARNINGS PER AVERAGE COMMON SHARE                                                                        $(0.77)
WEIGHTED AVERAGE  NUMBER OF SHARES                                                                   27,695,330

See accompanying notes to Condensed Consolidated Financial Statements.

                                                                  COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                                                                       Condensed Consolidated Statements of Operations
                                                                       (Dollars in Thousands Except Per Share Amounts)
                                                                                          (Unaudited)


                                                                              For the year ended December 31, 1996
                                                                              CTCO            OTHER           TOTAL
                                                                         ------------------------------------------------
SALES                                                                           $138,975         $47,531        $186,506
COSTS & EXPENSES, EXCLUDING DEPRECIATION AND AMORTIZATION                         65,489          45,551         111,040
DEPRECIATION AND AMORTIZATION                                                     26,755             635          27,390
                                                                         ------------------------------------------------
OPERATING INCOME                                                                  46,731           1,345          48,076
INTEREST AND DIVIDEND INCOME                                                       3,495               6           3,501
INTEREST EXPENSE                                                                  (8,824)           (753)         (9,577)
OTHER INCOME (EXPENSE), NET                                                         (128)          2,414           2,286
                                                                         ------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                             41,274           3,012          44,286
PROVISION FOR INCOME TAXES                                                        16,136           3,824          19,960
                                                                         ------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
     EQUITY IN UNCONSOLIDATED ENTITIES                                            25,138            (812)         24,326
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES                                            -           1,543           1,543
                                                                         ------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY
   ITEMS AND CUMULATIVE EFFECT OF ACCOUNTING PRINCIPLE CHANGE                     25,138             731          25,869
(LOSS) ON DISPOSAL OF DISCONTINUED OPERATIONS,
     NET OF INCOME TAXES                                                               -            (160)           (160)
(LOSS) FROM DISCONTINUED OPERATIONS,
      NET OF INCOME TAXES                                                              -         (13,396)        (13,396)
                                                                         ------------------------------------------------
INCOME (LOSS) BEFORE EXTRAORDINARY  ITEMS                                         25,138         (12,825)         12,313
EXTRAORDINARY ITEMS:
     DISCONTINUATION OF THE APPLICATION OF REGULATORY ACCOUNTING                  (1,928)              -          (1,928)
                                                                         ------------------------------------------------
NET INCOME (LOSS)                                                                $23,210        ($12,825)        $10,385
                                                                         ================================================

FULLY DILUTED EARNINGS PER AVERAGE COMMON SHARE                                                                    $0.23
WEIGHTED AVERAGE NUMBER OF SHARES                                                                             27,695,245

See accompanying notes to Condensed Consolidated Financial Statements.

                                                                   COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                                                                         Condensed Consolidated Statements of Operations
                                                                         (Dollars in Thousands Except Per Share Amounts)
                                                                                            (Unaudited)

                                                                              For the year ended December 31, 1995
                                                                             CTCO            OTHER            TOTAL
                                                                       --------------------------------------------------
SALES                                                                         $128,843         $45,348          $174,191
COSTS & EXPENSES, EXCLUDING DEPRECIATION AND AMORTIZATION                       58,615          41,652           100,267
DEPRECIATION AND AMORTIZATION                                                   24,874             627            25,501
                                                                       --------------------------------------------------
OPERATING INCOME                                                                45,354           3,069            48,423
INTEREST AND DIVIDEND INCOME                                                     3,198              16             3,214
INTEREST EXPENSE                                                                (9,616)             (5)           (9,621)
GAIN ON SALE OF INVESTMENTS                                                          -           3,038             3,038
OTHER INCOME (EXPENSE), NET                                                       (678)            918               240
                                                                       --------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                           38,258           7,036            45,294
PROVISION FOR INCOME TAXES                                                      11,857           1,685            13,542
                                                                       --------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN
    UNCONSOLIDATED ENTITIES                                                     26,401           5,351            31,752
EQUITY IN (LOSS) OF UNCONSOLIDATED ENTITIES                                          -            (546)             (546)
                                                                       --------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                               26,401           4,805            31,206
GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS,
     NET OF INCOME TAX                                                               -             278               278
(LOSS) FROM DISCONTINUED OPERATIONS,
     NET OF INCOME TAX                                                               -          (8,205)           (8,205)
                                                                       --------------------------------------------------
NET INCOME (LOSS)                                                              $26,401         ($3,122)          $23,279
                                                                       ==================================================

FULLY DILUTED EARNINGS PER AVERAGE COMMON SHARE                                                                    $0.83
WEIGHTED AVERAGE  NUMBER OF SHARES                                                                            28,144,472

See accompanying notes to Condensed Consolidated Financial Statements.


                                                                          COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                                                                               Condensed Consolidated Statements of Operations
                                                                               (Dollars in Thousands Except Per Share Amounts)
                                                                                                (Unaudited)

                                                                                    For the year ended December 31, 1994
                                                                                    CTCO           OTHER         TOTAL
                                                                               ---------------------------------------------
SALES                                                                                 $121,981        $38,291      $160,272
COSTS & EXPENSES, EXCLUDING DEPRECIATION AND AMORTIZATION                               54,576         37,402        91,978
DEPRECIATION AND AMORTIZATION                                                           23,272            594        23,866
                                                                               ---------------------------------------------
OPERATING INCOME                                                                        44,133            295        44,428
INTEREST AND DIVIDEND INCOME                                                             2,271              6         2,277
INTEREST EXPENSE                                                                        (8,614)        (9,540)      (18,154)
OTHER INCOME (EXPENSE), NET                                                               (490)           672           182
                                                                               ---------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                            37,300         (8,567)       28,733
PROVISION (BENEFIT) FOR INCOME TAXES                                                    11,893         (1,046)       10,847
                                                                               ---------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    EQUITY IN UNCONSOLIDATED EQUITIES                                                   25,407         (7,521)       17,886
EQUITY IN (LOSS) OF UNCONSOLIDATED ENTITIES                                                  -           (853)         (853)
                                                                               ---------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY
     ITEMS AND CUMULATIVE EFFECT OF ACCOUNTING PRINCIPLE CHANGES                        25,407         (8,374)       17,033
GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS, NET OF TAX                                      -         74,768        74,768
(LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX                                              -        (13,696)      (13,696)
                                                                               ---------------------------------------------
INCOME BEFORE EXTRAORDINARY ITEMS AND CUMULATIVE EFFECT                                 25,407         52,698        78,105
     OF ACCOUNTING PRINCIPLES CHANGES
EXTRAORDINARY ITEMS:
    DEBT PREPAYMENT PENALTIES, NET OF INCOME TAX                                        (2,861)        (3,236)       (6,097)
CUMULATIVE EFFECT ON PRIOR YEARS OF CHANGES IN ACCOUNTING
     PRINCIPLES FOR POSTEMPLOYMENT BENEFITS                                               (242)           (50)         (292)
                                                                               ---------------------------------------------
NET INCOME                                                                             $22,304        $49,412       $71,716
                                                                               =============================================

FULLY DILUTED EARNINGS PER AVERAGE COMMON SHARE                                                                       $4.20
WEIGHTED AVERAGE NUMBER OF SHARES                                                                                17,078,842

See accompanying notes to Condensed Consolidated Financial Statements.

         COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                     Condensed Consolidated Balance Sheet
                            (Dollars in Thousands)
                                  (Unaudited)

                                                              JUNE 30, 1997
ASSETS
CURRENT ASSETS:
Cash and temporary cash investments                                $ 13,776
Other current assets                                                 41,386
Deferred income taxes                                                 4,464
                                                              --------------

     Total current assets                                            59,626
                                                              --------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone plant                                                  476,595
   Other property, plant and equipment                                7,025
                                                              --------------

     Total property, plant and equipment                            483,620
     Accumulated depreciation                                       213,542
                                                              --------------

     Net property, plant and equipment                              270,078
                                                              --------------

INVESTMENTS                                                           8,994
                                                              --------------

DEFERRED CHARGES AND OTHER ASSETS                                       995
                                                              --------------

NET ASSETS OF DISCONTINUED OPERATIONS                               265,120
                                                              --------------

TOTAL ASSETS                                                       $604,813
                                                              ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt                               $  9,009
Advance billings & customer deposits                                  2,640
Accrued taxes                                                         3,811
Accrued interest                                                        670
Other current liabilities                                            43,275
                                                              --------------

Total current liabilities                                            59,405
                                                              --------------

            COMMONWEALTH TELEPHONE ENTERPRISES, INC. AND SUBSIDIARIES
                     Condensed Consolidated Balance Sheet
                            (Dollars in Thousands)
                                  (Unaudited)

                                                                      JUNE 30, 1997
LONG-TERM DEBT                                                               96,853
                                                                  ------------------
DEFERRED INCOME TAXES AND INVESTMENT TAX CREDITS                             40,410
                                                                  ------------------
OTHER DEFERRED CREDITS                                                        7,844
                                                                  ------------------
REDEEMABLE PREFERRED STOCK                                                   41,692
                                                                  ------------------
COMMON SHAREHOLDERS' EQUITY:
   Common stock                                                              31,538
   Additional paid-in capital                                               358,899
   Retained earnings                                                        108,114
   Treasury stock at cost, 4,053,218 shares at June 30, 1997               (139,942)
                                                                  ------------------
   Total common shareholders' equity                                        358,609
                                                                  ------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $604,813
                                                                  ==================

See accompanying notes to condensed consolidated financial statements

                   Commonwealth Telephone Enterprises, Inc.
             Notes to Condensed Consolidated Financial Statements

     On September 30, 1997, the Company distributed 100 percent of the outstanding shares of common stock of its wholly-owned subsidiaries, RCN Corporation and Cable Michigan, Inc. to holders of record of the Company's Common Stock and the Company's Class B Common Stock as of the close of business on September 19, 1997 in accordance with the terms of a Distribution Agreement dated September 5, 1997 among the Company, RCN Corporation and Cable Michigan.

     Pursuant to Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"), the Consolidated Financial Statements of the Company have been restated to reflect RCN Corporation and Cable Michigan as discontinued operations. Accordingly, the revenues, costs and expenses, and assets and liabilities of RCN Corporation and Cable Michigan have been excluded from the respective captions in the Condensed Consolidated Statements of Operations and the Condensed Consolidated Balance Sheet. The net operating results of these entities have been reported, net of applicable income taxes, as "Income (loss) from discontinued operations" and the net assets of these entities have been reported as "Net assets of discontinued operations."

     Such statements additionally reflect the results of operations of Commonwealth Telephone Company (including its epix(TM) Internet access business), a wholly-owned subsidiary of the Company, separately for informational purposes.